Exhibit 4.1

SANDRIDGE ENERGY, INC.

The Corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class or series of stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Please direct any such request to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	........................Custodian...................
TEN ENT	–	as tenants by the entireties		(Cust)	(Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants in common		Act................................................
(State)

Additional abbreviations may also be used even though not in the above list.

For value received, I,                                                                                        ,now sell, assign and transfer to

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                 shares of the Common Stock represented by this Certificate, and do irrevocably constitute and appoint

                                                                                                                                                                                                          Attorney to transfer this stock on the books of the Corporation, with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.